UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-5 Mortgage Pass-Through Certificates, Series 2002-5)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-04                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-5 Mortgage Pass-through Certificates, Series 2002-5 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-5
Mortgage Pass-Through Certificates, Series 2002-5
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 26, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002




                                            GSR MORTGAGE LOAN TRUST 2002-5
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                  November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A     169,800,000.00     17,649,154.09    17,649,154.09      39,137.00   17,688,291.09     0.00        0.00                0.00
A1B     143,500,000.00    143,500,000.00    43,994,627.26     431,097.92   44,425,725.18     0.00        0.00       99,505,372.74
A1C     261,513,000.00    261,513,000.00             0.00   1,192,499.28    1,192,499.28     0.00        0.00      261,513,000.00
A2      173,361,000.00    135,692,571.09     6,057,221.92     605,867.33    6,663,089.25     0.00        0.00      129,635,349.17
B1        5,344,000.00      5,319,546.73         6,276.48      24,392.21       30,668.69     0.00        0.00        5,313,270.25
B2        3,817,000.00      3,799,534.03         4,483.03      18,210.76       22,693.79     0.00        0.00        3,795,051.00
B3        2,290,000.00      2,279,521.34         2,689.59      12,158.34       14,847.93     0.00        0.00        2,276,831.75
B4        1,145,000.00      1,139,760.67         1,344.79       6,778.22        8,123.01     0.00        0.00        1,138,415.88
B5          764,000.00        760,504.05           897.31       4,522.76        5,420.07     0.00        0.00          759,606.74
B6        1,909,990.00      1,901,257.93         2,243.28      11,306.89       13,550.17     0.00        0.00        1,899,014.65
R1              100.00              0.00             0.00           0.00            0.00     0.00        0.00                0.00
R2              100.00              0.00             0.00           0.00            0.00     0.00        0.00                0.00
R3              100.00              0.00             0.00           0.00            0.00     0.00        0.00                0.00
TOTALS  763,444,290.00    573,554,849.93    67,718,937.75   2,345,970.71   70,064,908.46     0.00        0.00      505,835,912.18

X1      574,813,300.00    422,662,154.09             0.00     794,948.24      794,948.24     0.00        0.00      361,018,372.74
X2      173,361,000.00    135,692,571.09             0.00     274,426.77      274,426.77     0.00        0.00      129,635,349.17
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A     36229REK1     103.94083681    103.94083681     0.23048881    104.17132562       0.00000000        A1A        2.661000 %
A1B     36229REL9   1,000.00000000    306.58276836     3.00416669    309.58693505     693.41723164        A1B        3.605000 %
A1C     36229REM7   1,000.00000000      0.00000000     4.56000000      4.56000000   1,000.00000000        A1C        5.472000 %
A2      36229REN5     782.71682264     34.93993413     3.49483061     38.43476474     747.77688852        A2         5.358000 %
B1      36229RER6     995.42416355      1.17449102     4.56441055      5.73890157     994.24967253        B1         5.502471 %
B2      36229RES4     995.42416296      1.17449044     4.77096149      5.94545193     994.24967252        B2         5.751471 %
B3      36229RET2     995.42416594      1.17449345     5.30931878      6.48381223     994.24967249        B3         6.400471 %
B4      36229REU9     995.42416594      1.17448908     5.91984279      7.09433188     994.24967686        B4         7.136471 %
B5      36229REV7     995.42414921      1.17448953     5.91984293      7.09433246     994.24965969        B5         7.136471 %
B6      36229REW5     995.42821167      1.17449830     5.91986869      7.09436699     994.25371337        B6         7.136471 %
R1      36229REX3       0.00000000      0.00000000     0.00000000      0.00000000       0.00000000        R1         6.940737 %
R2      36229REY1       0.00000000      0.00000000     0.00000000      0.00000000       0.00000000        R2         6.940737 %
R3      36229REZ8       0.00000000      0.00000000     0.00000000      0.00000000       0.00000000        R3         6.940737 %
TOTALS                751.27269592     88.70187208     3.07287741     91.77474948     662.57082384

X1      36229REP0     735.30336561      0.00000000     1.38296772      1.38296772     628.06196854        X1         2.256975 %
X2      36229REQ8     782.71682264      0.00000000     1.58297870      1.58297870     747.77688852        X2         2.426899 %
----------------------------------------------------------------------------------------------------    ---------------------------
    * Please Note X1 and X2 are Notional Balances

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                      ---------------------------------------






Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                  372,679,816.40
                                        Pool 2 Mortgage Loans                                                  133,156,095.78
Sec. 4.01(c)    Available Distribution                                                                          71,134,283.47
                                        Principal Distribution Amount                                              675,611.68
                                        Principal Prepayment Amount                                             67,043,326.07

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a                                                               17,591,044.28
                                        Class A1b                                                               43,536,416.73
                                        Class A1c                                                                        0.00
                                        Class A2                                                                 5,915,865.06
                                        Class B1                                                                         0.00
                                        Class B2                                                                         0.00
                                        Class B3                                                                         0.00
                                        Class B4                                                                         0.00
                                        Class B5                                                                         0.00
                                        Class B6                                                                         0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                    39,137.00
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                   431,097.92
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month                 1,192,499.28
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                   605,867.33
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                   794,948.24
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                   274,426.77
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                    24,392.21
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                    18,210.76
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                    12,158.34
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                     6,778.22
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                     4,522.76
                                                              Accrued and Paid from Prior Months                         0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    11,306.89
                                                              Accrued and Paid from Prior Months                         0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                          119,490.59
                                        Trustee Fee Paid                                                             3,584.72

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                      3,268.89
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                              3,268.89

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                          0.00
                                        Current Period Reimbursed Advances                                               0.00
                                        Aggregate Unreimbursed Advances                                                  0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                            1,015
                                        Balance of Outstanding Mortgage Loans                                  505,835,912.18


Sec. 4.01(l)       Number and Balance of Delinquent Loans
                    Group Totals
                                                              Principal
                    Period                Number                Balance              Percentage
                   30-59 days                      0                     0.00                  0.00 %
                   60-89 days                      0                     0.00                  0.00 %
                   90+days                         1               451,271.68                  0.09 %
                    Total                          1               451,271.68                  0.09 %


Sec. 4.01(l)       Number and Balance of REO Loans
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(l)       Number and Balance of Loans in Bankruptcy
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(m)       Number and Balance of Loans in Foreclosure
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(o)         Aggregate Principal Payment
                                           Scheduled Principal                                       675,611.68
                                           Payoffs                                                66,910,616.79
                                           Prepayments                                               132,709.28
                                           Liquidation Proceeds                                            0.00
                                           Condemnation Proceeds                                           0.00
                                           Insurance Proceeds                                              0.00
                                           Realized Losses                                                 0.00

                                           Realized Losses Group 1                                         0.00
                                           Realized Losses Group 2                                         0.00
                                           Realized Gains                                                  0.00

Sec. 4.01(p)         Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(q)         Aggregate Amount of Shortfall Allocated for Current Period
                                           Class A1a                                                       0.00
                                           Class A1b                                                       0.00
                                           Class A1c                                                       0.00
                                           Class A2                                                        0.00
                                           Class X1                                                        0.00
                                           Class X2                                                        0.00
                                           Class B1                                                        0.00
                                           Class B2                                                        0.00
                                           Class B3                                                        0.00
                                           Class B4                                                        0.00
                                           Class B5                                                        0.00
                                           Class B6                                                        0.00

Sec. 4.01(s) Group I
                     Senior Percentage                                                              97.310000 %
                     Senior Prepayment Percentage                                                  100.000000 %
                     Subordinate Percentage                                                          2.690000 %
                     Subordinate Prepayment Percentage                                               0.000000 %
Sec. 4.01(s) Group II
                     Senior Percentage                                                              97.470000 %
                     Senior Prepayment Percentage                                                  100.000000 %
                     Subordinate Percentage                                                          2.530000 %
                     Subordinate Prepayment Percentage                                               0.000000 %

Aggregate
                     Scheduled Principal                                                             675,611.68
                     Unscheduled Principal                                                        67,043,326.07
                     Beginning Balance                                                           573,554,849.93
                     Ending Balance                                                              505,835,912.18
                     Net Wac                                                                            7.14563
                     Weighted Averge Maturity                                                            320.00
Groups
                     Net Wac Group 1                                                                    6.94074
                     Net Wac Group 2                                                                    7.78488

                     Wam Group 1                                                                         317.00
                     Wam Group 2                                                                         330.00

                         Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
